UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 5.03 of this Current Report on Form 8-K is hereby incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company's annual meeting of shareholders held on May 23, 2013, the Company's shareholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to declassify the board of directors and provide for the annual election of directors. The board of directors also approved an amendment to the Certificate of Incorporation to remove the supermajority vote required to amend Section A of Article 7, the provisions of which deal with the number, classes and terms of directors. The amendment to the Certificate of Incorporation became effective May 23, 2013.

The text of the Amendment to the Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BancFirst Corporation
(Registrant)

May 29, 2013	/s/ Randy Foraker
Randy Foraker
Executive Vice President
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of BancFirst Corporation.